--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 17, 2004


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                                 333-115122                                   30-0183252
           --------                                 ----------                                   ----------
 (STATE OR OTHER JURISDICTION                      (COMMISSION                               (I.R.S. EMPLOYER
      OF INCORPORATION                             FILE NUMBER)                             IDENTIFICATION NO.)


383 Madison Avenue
New York, New York                                                                                 10179
------------------                                                                                 -----
    (ADDRESS OF PRINCIPAL                                                                        (ZIP CODE)
      EXECUTIVE OFFICES)



Registrant's telephone number, including area code, is (212) 272-2000








--------------------------------------------------------------------------------

Item 5.  Other Events.
         ------------

         On or about June 18, 2004, the Registrant will cause the issuance and sale of approximately $609,451,000 initial principal amount of Bear Stearns ARM Trust 2004-5 Mortgage Pass-Through Certificates, Series 2004-5 (the "Certificates") pursuant to a Pooling and Servicing Agreement, to be dated as of June 1, 2004, among the Registrant as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation, as seller, and company and U.S. Bank National Association, as trustee.

         In connection with the sale of the Series 2004-5, Class I-A, Class II-A, Class III-A, Class IV-A, Class R-I, Class R-II, Class B-1, Class B-2 and Class B-3 Certificates (together the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-115122, which Computational Materials are being filed as exhibits to this report,

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits
                  ---------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

                            ITEM 601(A) OF
                            REGULATION S-K
    EXHIBIT NO.               EXHIBIT NO.                                    DESCRIPTION
    -----------               -----------                                    -----------
         1                        99               Computational  Materials--Computational  Materials (as defined in
                                                   Item 5) that have been  provided by the  Underwriter  to certain
                                                   prospective   purchasers   of  Bear  Stearns  ARM  Trust  2004-5
                                                   Mortgage  Pass-Through  Certificates,  Series  2004-5  (filed in paper  pursuant  to the  automatic  SEC  exemption  pursuant  to
                                                   Release 33-7427, August 7, 1997)

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS II INC.


                                                     By:   /s/ Baron Silverstein
                                                           ---------------------
                                                     Name:     Baron Silverstein
                                                     Title:    Vice President



Dated: June 18, 2004

EXHIBIT INDEX


                                          Item 601(a) of                 Sequentially
                                          Regulation S-K                   Numbered
         Exhibit Number                    Exhibit No.                    Description                  Page
         --------------                    -----------                    -----------                  ----
                1                               99                  Computational Materials       Filed Manually